     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 5, 2000


                                                      REGISTRATION NO. 333-33182

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                 PRE-EFFECTIVE


                               AMENDMENT NO. 1 TO


                                   FORM S-4/A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            ------------------------

                           BANCORP RHODE ISLAND, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         RHODE ISLAND                        6021                         05-0509802
 (STATE OR OTHER JURISDICTION    (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
     OF INCORPORATION OR         CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)
        ORGANIZATION)

             ONE TURKS HEAD PLACE, PROVIDENCE, RHODE ISLAND, 02903
                                 (401) 456-5000
         (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

             ONE TURKS HEAD PLACE, PROVIDENCE, RHODE ISLAND, 02903
                    (ADDRESS OF PRINCIPAL PLACE OF BUSINESS)

           MERRILL W. SHERMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
             ONE TURKS HEAD PLACE, PROVIDENCE, RHODE ISLAND, 02903
                                 (401) 456-5060
               (NAME, ADDRESS AND TELEPHONE OF AGENT FOR SERVICE)

                            ------------------------


                                    COPY TO:


            MARGARET D. FARRELL, ESQ., HINCKLEY, ALLEN & SNYDER LLP
               1500 FLEET CENTER, PROVIDENCE, RHODE ISLAND, 02903
                                 (401) 274-2000

                            ------------------------


     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date.


     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]_______________

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]_________________


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


     Part I of Registration Statement No. 333-33182 filed on March 23, 2000 on Form S-4 (the "Registration Statement") is incorporated herein by reference.



     On March 23, 2000, Bancorp Rhode Island, Inc. filed the Registration Statement for the registration of 3,728,550 shares of its Common Stock relating to the merger described in the Registration Statement. This Pre-Effective Amendment No. 1 to the Registration Statement is filed pursuant to Rule 475a solely for the purpose of submitting additional Exhibits to the Registration Statement. No material changes to the Prospectus have been made.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Articles of Incorporation and By-laws of the Registrant provide for the indemnification of the Registrant's directors and permit the indemnification of the Registrant's officers and employees to the fullest extent permitted by, and subject to the conditions set forth in, the Rhode Island Business Corporation Act (the "RIBCA"). The indemnification provided under the Articles of Incorporation and By-laws includes the right to be paid by the Registrant the expenses (including attorneys' fees) in advance of any proceeding for which indemnification may be obtained in advance of its final disposition, provided that the payment of these expenses (including attorneys' fees) incurred by a director or officer in advance of the final disposition of a proceeding may be made only upon delivery to the Registrant of an undertaking by or on behalf of the director or officer to repay all amounts so paid in advance if it is ultimately determined that the director or officer is not entitled to be indemnified.

     The By-laws provide that the indemnification set forth in the Articles of Incorporation and By-laws shall apply if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Registrant. With respect to any criminal action or proceeding, such person must have had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that such person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

     No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Registrant, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses such court shall deem proper.

     Under the By-laws, the Registrant has the power, by a vote of a majority of the full Board of Directors, to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Registrant would have the power to indemnify him against such liability under the provisions of the By-laws.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


EXHIBIT                           DESCRIPTION
-------                           -----------
  2.      Plan of Reorganization and Agreement of Merger dated
          February 15, 2000 by and among Bank Rhode Island, Bancorp
          Rhode Island, Inc. and BKRI Interim Bank attached as Annex A to the Proxy Statement/Prospectus contained in Part I of
          this Registration Statement.**
  3.1     Articles of Incorporation of Registrant**
  3.2     By-laws of Registrant**
  4.1     Specimen form of certificate for Bancorp Common Stock*
  4.2     Specimen form of certificate for Bancorp Non-Voting Common
          Stock*
  5.      Opinion re: legality*
 10.1     Employment Agreement of Merrill W. Sherman, as amended**
 10.2     Employment Agreement of Albert R. Rietheimer, as amended**
 10.3     Employment Agreement of Donald C. McQueen, as amended**
 10.4     Employment Agreement of James V. DeRentis**
 10.5     Bank Rhode Island's 1996 Incentive and Nonqualified Stock
          Option Plan, as amended**
 10.6     Bank Rhode Island's Non-Employee Director Stock Plan**

EXHIBIT                           DESCRIPTION
-------                           -----------
 10.7     Bank Rhode Island's Supplemental Executive Retirement Plan,
          as amended**
 10.8     Bank Rhode Island's Nonqualified Deferred Compensation Plan,
          as amended**
 10.9     Warrant for 136,315 shares of Common Stock Issued to Fleet
          Financial Group, Inc.**
 13.      Bank Rhode Island's Annual Report to shareholders for 1999, portions of which have been incorporated by reference herein are filed with the Commission. Those portions which have not been incorporated by reference herein are provided for
          information purposes only.*
 21.      Sole Subsidiary of the Registrant is Bank Rhode Island
 23.1     Consent of Counsel is included with the opinion re: legality as Exhibit 5 to this Registration Statement*
 23.2     Consent of KPMG LLP, as accountants for the Registrant*
 99.1     Form of Proxy for Common Stock to be utilized in connection with the annual meeting of Bank Rhode Island**
 99.2     Form of Proxy for Non-Voting Common Stock to be utilized in connection with the annual meeting of Bank Rhode Island**


---------------

 * Filed herewith pursuant to Rule 475a.


** Previously filed as Exhibits to Registration Statement No. 333-33182.


ITEM 22.  UNDERTAKINGS

     (a)(1) The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the Proxy Statement/Prospectus, to each person to whom the Proxy Statement/Prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the Proxy Statement/Prospectus furnished pursuant to and annual meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the Proxy Statement/Prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide interim financial information.

     (a)(2) The undersigned Registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

     (a)(3) The Registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (g)(1) of Rule 145, or (ii) that purports to meet the requirements of section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (b) The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the Proxy Statement/Proxy Statement/Prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     (c) The undersigned Registrant hereby undertakes to supply by means of post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Providence, State of Rhode Island on April 3, 2000.


                                          BANCORP RHODE ISLAND, INC.

                                          /s/ MERRILL W. SHERMAN
                                          --------------------------------------
                                          By: Merrill W. Sherman
                                          Its:  President and Chief Executive
                                          Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



                     SIGNATURE                                     TITLE                     DATE
                     ---------                                     -----                     ----
              /s/ MERRILL W. SHERMAN                 President and Chief Executive       April 3, 2000
---------------------------------------------------    Officer; Director
                Merrill W. Sherman

             /s/ ALBERT R. RIETHEIMER                Chief Financial Officer and         April 3, 2000
---------------------------------------------------    Treasurer (Principal Financial
               Albert R. Rietheimer                    and Accounting Officer)

                         *                           Director                           April 3,, 2000
---------------------------------------------------
                Anthony F. Andrade

                         *                           Director                           April 3,, 2000
---------------------------------------------------
                  John R. Berger

                         *                           Director                           April 3,, 2000
---------------------------------------------------
                 Malcolm G. Chace

                         *                           Director                            April 3, 2000
---------------------------------------------------
              Ernest J. Chornyei, Jr.

                         *                           Director                            April 3, 2000
---------------------------------------------------
                  Karl F. Ericson

              /s/ MARGARET D. FARRELL                Director                            April 3, 2000
---------------------------------------------------
                Margaret D. Farrell

                         *                           Director                            April 3, 2000
---------------------------------------------------
                 Mark R. Feinstein

                     SIGNATURE                                     TITLE                     DATE
                     ---------                                     -----                     ----
                         *                           Director                            April 3, 2000
---------------------------------------------------
                 Donald J. Reaves

                         *                           Director                            April 3, 2000
---------------------------------------------------
            Frederick James Hodges, Jr.

                         *                           Director                            April 3, 2000
---------------------------------------------------
                 Cheryl L. Watkins

                                                     Director                            April  , 2000
---------------------------------------------------
                   John A. Yena



By: /s/ MARGARET D. FARRELL

    ----------------------------------

    Attorney-in-fact, pursuant to
    power


    of attorney previously filed as


    part of this Registration
    Statement

                                 EXHIBIT INDEX


EXHIBIT                           DESCRIPTION                           PAGE
-------                           -----------                           ----
  2.      Plan of Reorganization and Agreement of Merger dated
          February 15, 2000 by and among Bank Rhode Island, Bancorp
          Rhode Island, Inc. and BKRI Interim Bank attached as Annex A to the Proxy Statement/Prospectus contained in Part I of
          this Registration Statement**...............................
  3.1     Articles of Incorporation of Registrant**...................
  3.2     By-laws of Registrant**.....................................
  4.1     Specimen form of certificate for Bancorp Common Stock*......
  4.2     Specimen form of certificate for Bancorp Non-Voting Common
          Stock*......................................................
  5.      Opinion re: legality*.......................................
 10.1     Employment Agreement of Merrill W. Sherman, as amended**....
 10.2     Employment Agreement of Albert R. Rietheimer, as
          amended**...................................................
 10.3     Employment Agreement of Donald C. McQueen, as amended**.....
 10.4     Employment Agreement of James V. DeRentis**.................
 10.5     Bank Rhode Island's 1996 Incentive and Nonqualified Stock
          Option Plan, as amended**...................................
 10.6     Bank Rhode Island's Non-Employee Director Stock Plan**......
 10.7     Bank Rhode Island's Supplemental Executive Retirement Plan,
          as amended**................................................
 10.8     Bank Rhode Island's Nonqualified Deferred Compensation Plan,
          as amended**................................................
 10.9     Warrant for 136,315 shares of Common Stock Issued to Fleet
          Financial Group, Inc.**.....................................
 13.      Bank Rhode Island's Annual Report to shareholders for 1999, portions of which have been incorporated by reference herein are filed with the Commission. Those portions which have not been incorporated by reference herein are provided for
          information purposes only.*.................................
 21.      Sole Subsidiary of the Registrant is Bank Rhode Island......
 23.1     Consent of Counsel is included with the opinion re: legality as Exhibit 5 to this Registration Statement*................
 23.2     Consent of KPMG LLP, as accountants for the Registrant*
 99.1     Form of Proxy for Common Stock to be utilized in connection with the annual meeting of Bank Rhode Island**..............
 99.2     Form of Proxy for Non-Voting Common Stock to be utilized in connection with the annual meeting of Bank Rhode Island**...


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 * Filed herewith pursuant to Rule 475a.


** Previously filed as Exhibit to Registration Statement No. 333-33182.